John Hancock
GA Mortgage Trust

Quarterly portfolio holdings 3/31/19

John Hancock GA Mortgage Trust

Portfolio of investments

March 31, 2019 (unaudited)

	Rate (%)	Maturity date	Par value^	Value
Commercial mortgage loans 95.9%				$814,193,457
(Cost $784,788,828)
1635 Divisadero Medical Building LLC (A)	3.950	06-01-30	6,976,755	6,818,348
1635 Divisadero Medical Building LLC (A)	6.000	06-01-30	13,339,579	15,434,760
360 Waltham Associates LLC (A)	5.250	12-01-20	3,060,499	3,175,947
5001 St. LLC (A)	4.390	09-01-40	29,755,971	31,868,050
5021 St. LLC (A)	4.390	09-01-40	34,715,299	37,179,391
Beverly West Square Associates LP (A)	5.560	12-01-30	10,118,838	11,444,487
BW Logan LLC (A)	6.370	04-01-28	4,205,763	4,808,575
Columbia Cochran Commons LLC (A)	5.790	03-01-24	4,616,287	5,096,727
Delphi Investors LLC (A)	3.900	12-01-24	35,004,993	35,505,529
Downtown Woodinville LLC (A)	3.830	06-01-29	65,000,000	65,755,567
Edgewater Partnership LP (A)	6.500	04-01-25	3,080,759	3,456,432
Friendship Business Center LP (A)	6.390	01-01-23	3,481,719	3,861,436
GALTG Partners LP (A)	6.850	07-01-25	18,755,975	22,103,992
Joliet Hillcrest Shopping Center LLC (A)	3.700	06-01-25	11,276,646	11,339,153
KIR Torrance LP (A)	3.375	10-01-22	23,789,285	24,227,436
LB PCH Associates LLC (A)	4.140	10-01-25	30,492,361	31,539,651
LB PCH Associates LLC (A)	4.680	10-01-25	4,441,637	4,543,412
Manoa Shopping Center Associates LP (A)	7.060	03-01-30	7,849,284	9,551,040
Olympic Mills Commerce Center LLC (A)	4.060	03-01-36	12,999,354	13,447,039
One Biscayne Tower LLC (A)	3.260	08-01-26	115,000,000	112,871,350
Parc Center Drive Joint Venture (A)	5.480	02-01-32	2,889,015	3,258,136
PIRET NC Property LP (A)	3.400	07-01-25	29,100,000	28,629,453
Plaza Inv. LP (A)	3.910	05-01-26	30,318,389	31,047,668
POP 3 Ravinia LLC (A)	4.460	01-01-42	115,500,000	120,632,937
Silverado Ranch Centre LLC (A)	7.500	06-01-30	7,551,151	9,008,477
St. Indian Ridge LLC (A)	6.590	08-01-29	6,667,898	7,764,661
Styertowne Shopping Center LLC (A)	6.060	03-01-24	16,298,005	18,192,794
The Links at Rainbow Curve LP (A)	4.300	10-01-22	18,336,327	19,020,676
THF Greengate Development LP (A)	6.320	10-01-25	31,020,289	35,878,904
Tivoli Orlando Associates, Ltd. (A)	6.750	10-01-27	13,615,929	16,442,392
Torpedo Factory Associates LP (A)	5.250	01-01-26	3,500,000	3,911,061
Torpedo Factory Associates LP (A)	6.250	01-01-26	16,279,236	18,488,800
Valley Square I LP (A)	5.490	02-01-26	17,329,751	18,847,144
WG Opelousas LA LLC (A)	7.290	05-01-28	1,607,127	1,947,305
White Oak Subsidiary LLC (A)	4.900	07-01-24	8,816,896	9,592,844
White Oak Subsidiary LLC (A)	8.110	07-01-24	14,199,308	17,501,883
U.S. Government and Agency obligations 2.9% (Cost $23,775,473)				$24,423,133
U.S. Government 2.9%				24,423,133

U.S. Treasury
Note	2.625	02-15-29	10,000,000	10,194,531
Note	3.125	11-15-28	13,400,000	14,228,602

SEE NOTES TO FUND’S INVESTMENTS

John Hancock GA Mortgage Trust

Portfolio of investments

March 31, 2019 (unaudited)

	Yield* (%)	Maturity date		Par value^	Value
Short-term investments 8.6%					$72,486,466
(Cost $72,486,268)
U.S. Government 7.7%					64,904,666

U.S. Treasury Bill	2.405	04-23-19		65,000,000	64,904,666

		Yield (%)		Shares	Value
Money market funds 0.9%					7,581,800

State Street Institutional U.S. Government Money Market Fund, Premier Class		2.3851	(B)	7,581,800	7,581,800
Total investments (Cost $881,050,569) 107.4%					$911,103,056
Other assets and liabilities, net (7.4%)					(62,497,325)
Total net assets 100.0%					$848,605,731

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

^	All par values are denominated in U.S. dollars unless otherwise indicated.

Security Abbreviations and Legend

(A)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(B)	The rate shown is the annualized seven-day yield as of 3-31-19.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

SEE NOTES TO FUND’S INVESTMENTS

Notes to Fund’s investments (unaudited)

Security valuation. Investments are valued at the end of each month at a minimum. The fund’s investments will be primarily in mortgage loans that do not have readily ascertainable market prices. Assets that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. In connection with that determination, portfolio valuations will be prepared in accordance with the fund’s valuation policy using proprietary models. In certain instances, valuations may be obtained from independent valuation firms.

Valuation techniques include net present value and discounted cash flow models, comparison with similar instruments for which observable market prices exist and other valuation models. Assumptions and inputs used in valuation techniques include risk-free and benchmark interest rates, credit spreads and other inputs used in estimating discount rates.

For mortgage investments, the fund uses proprietary valuation models, which are developed from recognized valuation models. Some or all of the significant inputs into these models may not be observable in the market and are derived from market prices or rates or are estimated based on assumptions. Valuation models that employ significant unobservable inputs require a higher degree of management judgment and estimation in the determination of fair value. Management judgment and estimation are usually required for the selection of the appropriate valuation model to be used, determination of expected future cash flows on the financial instrument being valued, determination of the probability of counterparty default and prepayments and selection of appropriate discount rates.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

Mortgage investments are measured at fair value based on the present value of the expected cash flows of the mortgage. There are no quoted prices in active markets. Assumptions and inputs used in the valuation of mortgage investments include prepayment estimates, determination of the discount rate based on the risk-free interest rate adjusted for credit risk (including estimation of probability of default), liquidity and any other adjustments that the manager believes that a third-party market participant would take into account in pricing a transaction. Mortgage investment valuations rely primarily on the use of significant unobservable inputs, including credit assumptions, which require significant judgment and, accordingly, are classified as Level 3.

Other debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Other debt obligations are generally classified as Level 2.

Investments in open-end mutual funds are valued at their respective net asset values each business day and are generally classified as Level 1.

The following is a summary of the values by input classification of the fund’s investments as March 31, 2019 by major security category or type:

			Level 2	Level 3
	Total	Level 1	significant	significant
	value at	quoted	observable	unobservable
	3-31-19	price	inputs	inputs
Investments in securities:
Assets
Commercial mortgage loans	$814,193,457	—	—	$814,193,457
U.S. Government and Agency obligations	24,423,133	—	$24,423,133	—
Short-term investments	72,486,466	$7,581,800	64,904,666	—
Total investments in securities	$911,103,056	$7,581,800	$89,327,799	$814,193,457

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. There were no transfers into or out of Level 3 during the period.

Investments in securities	Commercial mortgage loans	Total
Balance as of 1-14-19 (commencement of operations)	—	—
Purchases	$788,082,935	$788,082,935
Sales	(2,646,123)	(2,646,123)
Realized gain (loss)	(187,201)	(187,201)
Change in unrealized appreciation (depreciation)	28,943,846	28,943,846
Balance as of 3-31-19	$814,193,457	$814,193,457
Change in unrealized appreciation (depreciation) at period end*	$28,943,846	$28,943,846

*	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the fund’s Level 3 securities are outlined in the table below.

					Input
	Fair value	Valuation	Significant		weighted
	at 3-31-19	technique	unobservable inputs	Input range	average*
Commercial mortgage loans	$814,193,457	Discounted cash flow	Discount rate	2.81% - 4.43%	3.58%

*

A weighted average is an average in which each input in the grouping is assigned a weighting before summing to a single average value. The weighting of the input is determined based on a security’s fair value as a percentage of the total fair value.

A change to unobservable inputs of the fund’s Level 3 securities as of March 31, 2019, could have resulted in changes to the fair value measurement, as follows:

	Impact to valuation	Impact to valuation
Significant unobservable input	if input had increased	if input had decreased
Discount rate	Decrease	Increase

Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market for such securities existed and may differ materially from the values that may ultimately be received or settled. Further, such investments will generally be subject to legal and other restrictions, or otherwise will be less liquid than publicly traded instruments. If the Fund is required to liquidate a portfolio investment in a forced or liquidation sale, the fund might realize significantly less than the value at which such investment will have been previously been recorded. The fund’s investments will be subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Commercial mortgage loans. The fund invests in commercial mortgage loans, and to a lesser extent, mezzanine loans and B-notes, which are secured by multifamily, commercial or other properties and are subject to risks of delinquency and foreclosure and risks of loss. Commercial real estate loans are generally not fully amortizing, which means that they may have a significant principal balance or balloon payment due on maturity. Full satisfaction of the balloon payment by a commercial borrower is heavily dependent on the availability of subsequent financing or a functioning sales market, as well as other factors such as the value of the property, the level of prevailing mortgage rates, the borrower’s equity in the property and the financial condition and operating history of the property and the borrower. In certain situations, and during periods of credit distress, the unavailability of real estate financing may lead to default by a commercial borrower. In addition, in the absence of any such takeout financing, the ability of a borrower to repay a loan secured by an income-producing property will depend upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Furthermore, the fund may not have the same access to information in connection with investments in commercial mortgage loans, either when investigating a potential investment or after making an investment, as compared to publicly traded securities.

Commercial mortgage loans are usually non-recourse in nature. Therefore, if a commercial borrower defaults on the commercial loan, then the options for financial recovery are limited in nature. To the extent the underlying default rates with respect to the pool or tranche of commercial real estate loans in which the fund directly or indirectly invests increase, the performance of the fund investments related thereto may be adversely affected. Default rates and losses on commercial loans will be affected by a number of factors, including global, regional and local economic conditions in the area where the properties are located, the borrower’s equity in the underlying property and/or assets and the financial circumstances of the borrower. A decline in specific real estate or credit markets may result in higher delinquencies and defaults. In the event of default, the lender will have no right to assets beyond collateral attached to the commercial mortgage loan. In certain instances, a negotiated settlement or an amendment to the terms of the commercial loan are the only options before an ultimate foreclosure on the commercial property. A foreclosure is costly and often protracted by litigation and bankruptcy restrictions. The ultimate disposition of a foreclosed property may also yield a price insufficient to cover the cost of the foreclosure process and the balance attached to the defaulted commercial loan.

In the event of any default under a mortgage or real estate loan held directly by the fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage or real estate loan, which could have a material adverse effect on the profitability of the fund. In the event of the bankruptcy of a mortgage or real estate loan borrower, the mortgage or real estate loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage or real estate loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. Additionally, in the event of a default under any senior debt, the junior or subordinate lender generally forecloses on the equity, purchases the senior debt or negotiates a forbearance or restructuring arrangement with the senior lender in order to preserve its collateral.

For additional information on the fund’s investments, please refer to the fund’s prospectus.

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